                                                                Exhibit 10.28

                                   AMENDMENT

       This Amendment by and between Rhone-Poulenc Rorer Inc. (as successor to Rorer Group Inc.) ("RPR") and Noven Pharmaceuticals, Inc. ("Noven") is entered into as of this 6th day of May, 1996.

       WHEREAS, as of April 27, 1989, the parties entered into a license agreement (hereafter the "License Agreement") and a related supply agreement, pursuant to which they agreed to collaborate on the development and marketing of the Licensed Product (as defined in the License Agreement);

       WHEREAS, on several occasions since April 27, 1989, the parties have amended the License Agreement in various respects in order to reflect various adjustments in their collaborative venture, including an Amendment dated as of June 9, 1994 (hereafter the "June 1994 Amendment"); and

      WHEREAS, the parties now desire to enter into another amendment for the purpose of modifying certain fee provisions of the License Agreement and the June 1994 Amendment.

      NOW, THEREFORE, for valuable consideration and intending to be legally bound, the parties agree as follows:

      1. All capitalized items used in this Amendment shall have the meaning ascribed to them in the License Agreement and the June 1994 Amendment, unless otherwise specifically provided.

      2. Subparagraphs (a), (b), (c), (d) and (e) of Article 5.2 of the License Agreement, and subparagraphs (b), (c), (d) and (g)(iii) of Article 3 of the June 1994 Amendment, are deleted in their entirety and replaced by the following:

      "5.2  Fee

       (a) RPR shall pay to Noven ************* of RPR's, its Affiliates' and Sublicensees' Net Sales, subject to the provisions set forth below in this Article 5.2. To the extent that Noven engages in any ************** of the Licensed Product, RPR shall pay Noven with respect to ********** Licensed Product for which Noven performs the ************************** of RPR's, its Affiliates' and Sublicensees' Net Sales, subject to the provisions set forth below in this Article 5.2.

       (b) Notwithstanding anything else to the contrary, the fee to be paid under subparagraph (a) above with respect to Licensed Product for which **************************** shall be no less than *********************
       ****************************************** of Licensed Product;
       provided, however, that for purposes of calculating such minimum fee, RPR shall be deemed to obtain a fixed **********************************
       ****************************** provided by Noven, regardless of the yield RPR actually obtains. Such minimum fee shall therefore equate to a minimum fee of *******************************************************
       ********* material provided by Noven. Noven and RPR shall negotiate in good faith to determine an acceptable minimum fee with respect to any units of Licensed Product for which Noven performs *********************.

       (c) Notwithstanding the foregoing, if Noven's Cost of Licensed Product increases such that it is no longer commercially viable for Noven to manufacture the Licensed Product for the fee provided for in this Article 5.2, or if RPR's weighted average gross margin for the Licensed Product with respect to any country, computed excluding samples and sales at or below cost, is reduced to a point that it is no longer commercially viable for RPR to continue to market the Licensed Product in that country, then RPR and Noven shall negotiate in good faith for a revised fee under this Article 5.2 with respect to the Licensed Product. In the absence of the parties being able to reach a mutually satisfactory agreement, Noven shall grant RPR a non-exclusive license to manufacture Licensed Product under Noven's Technology and Noven's Patent Rights in return for a royalty of ******************************** of Net Sales, in addition to other terms and conditions as reasonably agreed by the parties. Such license shall only be for sales of Licensed Product in the country or countries that occasioned the negotiation."

       3. Article 5.4 of the License Agreement and subparagraphs (f) and g(iv) of Article 3 of the June 1994 Amendment are deleted in their entirety and replaced by the following:

       "5.4 Payments. The fee due under Article 5.2(a) shall be payable as follows: (a) The minimum fee of Article 5.2(b) shall be due and payable within thirty (30) days of Noven's invoice for the applicable Licensed Product; and (b) within thirty (30) days after the end of each calendar quarter, RPR shall make a payment to Noven of the remaining fee, if any, due under Article 5.2(a) with respect to such quarter, based on Net Sales in the quarter and calculated as set forth in Exhibit A, attached and incorporated by reference."

       4. Subparagraph (g)(i) of Article 3 of the June 1994 Amendment is deleted in its entirety and replaced by the following:

       "g(i) RPR shall cause its Affiliate in Ireland to purchase ************* of Licensed Product from Noven at a price equal to the minimum fee under
       Article 5.2(b) of the License Agreement, which purchase price shall be credited against the fee due Noven pursuant to Article 5.2(a) of the License Agreement."

       5. This Amendment shall supersede and supplant any term or provision of the License Agreement and/or the June 1994 Amendment that is in direct conflict with an express term or provision of this Amendment. Except in the case of such a conflict, the terms and provisions of the License Agreement and the June 1994 Amendment shall remain in full force and effect and unchanged.

Noven Pharmaceuticals, Inc.               Rhone-Poulenc Rorer Inc.


By: /s/ Steven Sablotsky                  By:

   -----------------------------             ----------------------------------

Name:  Steven Sablotsky                   Name:
       -------------------------               --------------------------------

Title: President                          Title:
       -------------------------                -------------------------------

                                   EXHIBIT A



The total units of Licensed Product sold worldwide
 by RPR, its Affiliates or Sublicensees in the quarter         = X

Net Sales worldwide with respect to the quarter                = Y

Fee due under Article 5.2(a) of the License Agreement
 for the quarter = *****************                           = Z

Fee paid under Article 5.4(a) of the License Agreement
 with respect to Licensed Product sold in the quarter           **

Remaining fee payable to Noven for the quarter under
 Article 5.4(b) of the License Agreement                       = Z-B

In the event that Z-B is a negative number, no fee will be payable under Article 5.4(b) of the License Agreement

                                   AMENDMENT


       This Amendment to the License Agreement ("License Agreement") and the Supply Agreement ("Supply Agreement"), each dated April 27, 1989, by and between Rhone-Poulenc Rorer Inc. (as successor to Rorer Group Inc. ("RPR") and Noven Pharmaceuticals, Inc. ("Noven") is entered into as of this 9th day of June, 1994.

       WHEREAS, as of April 27, 1989, the parties entered into the License Agreement, pursuant to which they agreed to collaborate on the development and marketing of the Licensed Product;

       WHEREAS, on that same date the parties entered into the Supply Agreement (together with the License Agreement sometimes referred to herein as the "Prior Agreements") which provided that, following regulatory approval, Noven would manufacture the License Product and package it in final form for delivery to RPR for sale and distribution by RPR;

       WHEREAS, on several occasions since April 27, 1989, the parties have amended the License Agreement in various respects in order to reflect various adjustments in their collaborative venture; and

       WHEREAS, the parties now desire to enter into another amendment for the purpose of modifying certain provisions of the Prior Agreements in order to provide that ******************************************** may be done by RPR on a non-exclusive basis under the terms and conditions of this Amendment.

       NOW, THEREFORE, for valuable consideration and intending to be legally bound, the parties agree as following:

1. Definitions. All capitalized terms not defined herein shall have the meaning ascribed to them in the Prior Agreements.

2. Effect of this Amendment. This Amendment shall supersede and supplant any term or provision of the Prior Agreements that is in conflict with an express term of this Amendment. Except in the case of such a conflict, the terms and provisions of the Prior Agreements shall remain in full force and effect and unchanged.

3.     Final Processing of Licensed Product.

       a. Noven shall (i) manufacture the Licensed Product through the stage of production of **************************************** (ii)
              test, prepare and package such ************************ and (iii) supply and deliver them to RPR's facility in Nenagh, Ireland, or such other RPR facility as RPR shall designate. Noven shall perform all such activities in accordance with the terms of the Prior Agreements, the specifications attached hereto as Exhibit A (as may be amended by the parties from time to time) and all applicable laws and regulations. RPR shall complete ************* ****************** in accordance with the terms of the Prior Agreements and this Amendment. Specifically, RPR shall be responsible for **************************************** received from Noven and **************************************************
              and releasing the Licensed Product ****************************** ************. The price for Licensed Product delivered by Noven to RPR under this paragraph shall be as set forth in the Prior Agreements, as amended herein, and shall be ex Noven's factory. Title to and risk of loss to *************************** shall pass to RPR at Noven's factory, and RPR shall bear all costs and expenses for delivery of ************************ including, but not limited to, freight, insurance and duties.

       b. Article 5.2(a) of the License Agreement is deleted in its entirety and replaced by the following: " (a) RPR shall pay to Noven **************** of RPR's, its Affiliates' and Sublicensees' Net Sales, subject to the provisions set forth in this Article 5.2.
              In the event ***************************************************
              ******************** then costs above the Standard Packaging Cost shall be allocated **********************************************
              ************************************

       c. The fee calculated under Article 5.2 of the License Agreement, as amended by paragraph 3(b) of this

    Amendment, for each unit of Licensed Product that is ******************* ************* under this Amendment, including the minimum and maximum fees set forth in Article 5.2(b), shall be reduced by an amount equal to ******************* as such amount is adjusted from time to time under paragraph 3(d) of this Amendment (the "Fee Reduction Amount").


d. The Fee Reduction Amount shall be adjusted, up or down (but not below ($00.00), effective January 1 of each calendar year in accordance with the increase or decrease, as the case may be, during the previous calendar year of ******************************************************************
    ******************************************** in accordance with the terms of this Amendment; provided, however, that no upward adjustment under this subparagraph shall exceed, on a percentage basis, the percentage increase in the Consumer Price Index (as that term is defined in the License Agreement) over the corresponding period.

e. Reflecting the fact that the fee provided for in Article 5.2(b) of the License Agreement has been *************** approximately ****************** (i.e., the **********************), each of the annual minimum fees provided for in Articles 5.3(a) and 5.3(b) of the License Agreement shall be ******* by ************* provided, however, that to the extent Noven supplies RPR with Licensed Product in the final form for any market, then the foregoing ****************** shall be adjusted downward for such market(s), based upon the proportion, on a percentage basis, that such production by Noven of Licensed Product in final form has to all Licensed Product ************* *********************** and *** for such market(s).

f. The first sentence of Article 5.4 of the License Agreement is deleted in its entirety and replaced by the following:

     " 5.4 Payments. The fee due hereunder shall be payable as follows: The minimum price of Paragraph 5.2(b), subject to the adjustment set forth in Paragraph 5.2(c) and reduced, when applicable, by the ******* ******************, shall be due and payable within thirty (30) days of Noven's invoice for such Licensed Product."

g.      (i)     The RPR Affiliate in Ireland shall purchase bulk rolls from
                Noven at the initial price of *******************************
                per unit (which reflects the adjustment for CPI and the ******
                **********************) for the first six months of production, which purchase price shall be credited against the fee due
                Noven pursuant to Article 5.2(a) of the License Agreement.

       (ii) Noven will invoice the RPR Affiliate in Ireland based on the number of *************************** delivered by Noven to RPR pursuant to Paragraph 3(a) of this Amendment.

      (iii) The amount to be invoiced by Noven for ********** shall initially be based upon a production yield of ***************** ***************************** yard for the first six months.

                After the first six months, the amount to be invoiced by Noven for ************ shall be adjusted up or down based upon the average actual ******************************************* for the first six months.

                At the end of each calendar year thereafter, the amount to be invoiced by Noven for ************* shall be adjusted up or down based upon the average actual ************************* for the previous calendar year.

                In the event that the average *********************************
                ******************************************************** upon adjustment pursuant to this subparagraph g (iii), then the parties shall negotiate in good faith to determine an acceptable price ****************** to be invoiced by Noven; provided, however, that should the parties fail to reach agreement for a price ********************************** within sixty (60)
                days, then Noven shall supply RPR with Licensed Product processed in final form in accordance with the terms and pricing of the prior Agreements in lieu of ****************

       (iv) Any balance of the fee due to Noven pursuant to Article 5.2 of the License Agreement, as hereby amended, will be paid by RPR within thirty (30) days after the end of each calendar quarter.

        (v) In the event that Noven supplies bulk laminate rolls of placebo material for educational or promotional purposes, such material shall be supplied by Noven at an agreed upon price and no other fee or royalty shall be due from RPR with respect to such material.

    h. ************************ anything else to the contrary contained in this Amendment, Noven shall remain liable in accordance with the terms and pricing of the Prior Agreements to manufacture and supply all Licensed Product processed in final form **************, or *******************
        ********, or other conditions mutually agreed between RPR and Noven, ** *************************** pursuant to the terms of this Amendment.

4.  Acquisition of Processing Technology and the Machine.

    a.  Noven shall construct and ship to RPR at its Nenagh, Ireland facility a die cutting and pouch packaging Machine (the "Machine") along with spare parts as set forth in Exhibit B capable of performing
        *******************************************************************
        shipped from Noven. Noven warrants that said Machine will be capable of ************************************ and said Machine will meet the minimum specifications and output requirements set forth in Exhibit B.

        RPR shall be responsible for providing engineering/technical support capable of installing and operating said Machine.

        Noven shall be responsible for packing the Machine suitable for transport and transporting same to RPR's Nenagh facility and Noven shall bear all costs and expenses for delivery of the Machine including packing, freight, insurance and duties. Risk of loss or damage to the Machine shall remain with Noven until delivery at RPR's facility in Nenagh, Ireland.

        RPR shall be responsible for installation of the Machine and Noven shall provide RPR with support in commissioning the Machine, as detailed in paragraphs 4.b.(i), (ii), and (iii), and training
        RPR's mechanics and operators in the proper maintenance and operation of the Machine. Noven shall be responsible for demonstrating the Machine's ability to operate and perform in accordance with its agreed specifications and output requirements as set forth in Exhibit B.

       b. Noven grants RPR a non-exclusive license to use the Machine in Ireland under Noven's Processing Technology and Noven's Patent Rights (as defined below), solely for RPR to perform ********* ************************ under this Amendment with respect to the Licensed Product. In addition, Noven shall provide RPR on an ongoing basis throughout the term of the Prior Agreements assistance and training on the following terms:

              (i) On completion of the Machine, Noven shall provide to RPR personnel up to two weeks training and instruction at a mutually agreed time at Noven's Miami premises. RPR shall bear the cost of travel, lodging, food and other out-of-pocket expenses for its personnel. Costs of and payment for materials used in training and acceptance shall be mutually agreed by both parties.

              (ii) Noven shall provide at RPR's facility at Nenagh, Ireland, and at Noven's expense, three (3) man weeks of technical support to assist RPR in the commissioning of the Machine.

              (iii) Subsequent to the assistance provided in subparagraph 4.b(ii) above, Noven shall provide additional assistance as may reasonably be necessary including providing an engineer/technician at RPR's facility in Nenagh, Ireland. The cost of such additional assistance shall be borne by RPR to the extent of the cost of incremental travel, food, and lodging for an additional two week period for one technician. If further Noven technical assistance is required at the RPR Nenagh facility beyond the additional two (2) weeks, RPR shall pay to Noven ******************** per Noven employee in addition to paying for any incremental travel costs, lodging and meals.

       c. The term "Noven's Processing Technology" shall mean any and all data, information, technologies, know-how, processes, techniques, methods, skills, proprietary information, trade secrets, developments and discoveries, that are owned or controlled by Noven and specifically related to the *************************** ******************with respect to the Licensed Product, now existing or developed in the future. The term "Noven's

              Patent Rights" shall mean any and all patents conceived or reduced to practice prior to December 31, 1998, including but not limited to reissues, extensions and patents of additions, and patent applications, continuations, divisionals and continuations-in-part thereon that are owned or controlled by Noven and the claims of which cover the Machine with respect to the Licensed Product. No right or license to make, use or sell under Noven's Processing Technology or Noven's Patent Rights or right of resale, lease or transfer of any kind with respect to the Machine is granted herein except as provided herein or with reference to the Licensed Product. No right to make or manufacture, or have made or manufactured, the Licensed Product, is granted to RPR except to the extent stated herein.

       d. With respect to the matters provided for in subparagraphs 4(a) and 4(b) above, RPR shall pay Noven *********************************
              in four installments, which shall be due and payable as follows:

              (i)    *************************************************** paid in advance, the receipt of which is hereby acknowledged by Noven;

              (ii)   ******************************************************* due
                     upon the completion of the Machine to the stage of scoring, die cutting and transferring of cut patches to the inspection web area, as demonstrated to the satisfaction of a representative of RPR.

              (iii)  ***************************************************** upon delivery of the Machine to RPR's facility in Nenagh, Ireland; and

              (iv)   ****************************************** upon the date of completion of the installation of the machine and confirmation of its operation in accordance with its specifications and the terms of this Amendment.

       e. Noven represents and warrants its title to the Machine, that such title is free from any security interests of third parties or other liens or ecumbrances and that Noven is authorized and lawfully permitted to transfer such title to RPR.

       f. Noven shall exercise due care and diligence in constructing the Machine. Noven warrants that the Machine shall conform to all applicable federal, state and local laws and regulations, and be merchantable, fit for the purpose for which it is intended and free from defects in workmanship and materials used in its manufacture. For a period of one year after acceptance of the Machine in Ireland Noven will repair or replace at its cost any defect in the machine arising out of errors in workmanship or materials. For purchased-in components the OEM's warranties will apply.

       g. Noven represents and warrants that it has no actual and present knowledge of any rightful claim of any third party by way of infringement or the like of any patent or other intellectual property rights related to the machine. Noven shall defend at its own cost and hold RPR harmless from any such claims provided that RPR provides it prompt notice and an opportunity to defend.

       h. Noven's Processing Technology and Patent Rights shall be subject to the confidentiality obligations of Article VIII of the License Agreement. RPR shall undertake all reasonable actions to restrict access to the Machine and Noven's Processing Technology to its employees on a need to know basis and who are bound to obligations of confidentiality to the same extent as RPR is bound to Noven.

       i. In the event that RPR wishes to sell, lease or otherwise transfer or dispose of the Machine, Noven shall have an exclusive right of first refusal on such terms as may be mutually agreed upon by the parties acting in good faith. If Noven does not agree to such terms within forty-five (45) days of receipt of a written offer from RPR, then RPR may sell, lease or otherwise transfer or dispose of the Machine to a third party on terms no less favorable to RPR than those proposed to Noven.

       j. RPR shall not move the Machine from its manufacturing facility in Nenagh, Ireland, to another facility without having first given written notice to Noven.

       k.     RPR shall not copy, duplicate or otherwise reproduce.

              the Machine or components thereof.




       IN WITNESS WHEREOF the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.



NOVEN PHARMACEUTICALS, INC.               RHONE-POULENC RORER INC.



By  /s/ Steven Sablotsky                  By  /s/ Giulio Perillo
    -------------------------                 ----------------------------

Name:   Steven Sablotsky                  Name:   Giulio Perillo
      -----------------------                   --------------------------

Title:  President                         Title:  Vice President,
      -----------------------                    Industrial Operations

















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









                                   EXHIBIT A





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




                                   EXHIBIT B





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